SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2004

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE PAGE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.

     A copy of the press release issued by UST Inc. on Thursday, October 21, 2004 describing its results of operations for, and its financial condition as of, the quarter ended September 30, 2004, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Press Release dated October 21, 2004

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SIGNATURE PAGE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004

UST INC.
By:	/s/ Debra A. Baker
	Name:	Debra A. Baker
	Title:	Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated October 21, 2004

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